UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2010

ATLANTIC COAST FEDERAL CORPORATION
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-50962 (Commission File Number)	59-3764686 (I.R.S. Employer Identification No.)

505 Haines Avenue, Waycross, Georgia  31501
 (Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 25, 2010, the Board of Directors of Atlantic Coast Federal Corporation (the "Company") appointed Jay Sidhu to the Company's Board of Directors.  Sidhu (age 58) is currently Chairman and CEO of New Century Bank headquartered in Phoenixville, Pennsylvania. He is also Chairman and CEO of Sidhu Advisors, LLC, a financial services consulting company.  Previously, Sidhu served as Chairman and CEO of the Philadelphia-based Sovereign Bank, where he was employed from 1986 until 2006.  Under his leadership, Sovereign Bank grew from a small thrift with less than $1 billion in assets to a nearly $90 billion institution, with a branch network of 800 locations serving customers from Maryland to New Hampshire.  In accordance with the Company's by-laws, Sidhu's appointment to the Board will be submitted to a vote by stockholders at the Company's upcoming annual meeting in May.

Sidhu's annual compensation as a Board member is in accordance with guidelines set forth in the Company's proxy statement dated April 8, 2009, including monthly retainer payments as well as participation in the Director Incentive Plan. Sidhu also is eligible to participate in the Atlantic Coast Federal Corporation 2005 Stock Option Plan.

There were no understandings or arrangements with any person regarding Sidhu's appointment to the Board, and there are no family relationships between him and any other officer or director of the Company.  He has not participated in any transactions with the Company that, in the aggregate, exceed $120,000. The Company's Board of Directors has not determined which, if any, board committees Sidhu will be assigned.

The full text of the press release announcing Sidhu's appointment to the Company's Board of Directors is set forth in Exhibit 99.1.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 25, 2010, the Board of Directors of the Company amended the Company's bylaws to increase the number of directors of the Company from eight to nine members.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

3.2           Amended and Restated Bylaws of Atlantic Coast Federal Corporation
99.1         Press Release dated March 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FEDERAL CORPORATION

Date: March 29, 2010	By:	/s/ Robert J. Larison, Jr.
Robert J. Larison, Jr.
President and Chief Executive Officer (Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)
3.2	Amended and Restated Bylaws of Atlantic Coast Federal Corporation
99.1	Copy of press release issued by the Company on March 26, 2010.